Exhibit 99.1

PRIVILEGED & CONFIDENTIAL

F.R.E. 408 SETTLEMENT DISCUSSION

April 15, 2010

Six Flags, Inc.

1540 Broadway

New York, NY 10036

Attention:                             Mr. James Coughlin

General Counsel

Re:          $655.5 Million Common Stock Equity Commitment

Ladies and Gentlemen:

Immediately upon the execution by the Backstop Purchasers (as defined below) and the delivery by the Backstop Purchasers to Six Flags, Inc. (“SFI”) of this letter agreement (the “Agreement” or the “Amended Equity Commitment Agreement”), each and all of the terms and conditions of (a) the letter agreement (the “Original Backstop Commitment Agreement”), dated January 25, 2010, delivered to SFI by the Backstop Purchasers, (b) the letter agreement (the “Amended and Restated Backstop Commitment Agreement”), dated February 18, 2010, by and among the Backstop Purchasers, and (c) the letter agreement (the “Equity Commitment Agreement”), dated February 27, 2010, delivered to SFI by the Backstop Purchasers shall be amended and restated in their entirety as set forth herein and the Original Backstop Commitment Agreement, the Amended and Restated Backstop Commitment Agreement and the Equity Commitment Agreement shall be terminated and shall be of no further force or effect.

Reference is made to the chapter 11 bankruptcy cases, lead case no. 09-12019 (the “Chapter 11 Cases”), currently pending before the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), in which SFI and certain of its affiliates are debtors and debtors in possession (collectively, the “Debtors”).  Reference is further made to the Debtors’ Modified Fourth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code filed with the Bankruptcy Court on April 1, 2010 (as it may be modified, amended or supplemented from time to time, the “Plan”).  On December 18, 2009, the Debtors filed with the Bankruptcy Court a disclosure statement relating to the Plan (as it may be modified or amended from time to time, the “Disclosure Statement”). Defined terms used, but not defined herein, shall have the respective meanings ascribed thereto in the Plan.

The Plan contemplates (i) a new debt financing of up to $1.140 billion pursuant to the Exit Facility Loans (the “New Financing”), (ii) the assignment to SFI of 2016 Notes held by certain holders of SFI Notes (the “SFO Equity Conversion”) in an aggregate amount of no less than $19.5 million and up to $69.5 million in exchange for a number of shares of common stock of SFI (the “SFO Shares”) representing 2.599% to 8.625% (depending on whether or not post-petition interest is determined to be payable to holders of the 2016 Notes) of the equity of SFI on the Effective Date in full satisfaction of their claims arising under such assigned 2016 Notes as more fully described in a letter agreement substantially in the form set forth on Exhibit A (the “SFO Noteholders Commitment Letter”), (iii) an offering (the “Offering”) to Eligible Holders of the right to purchase, for an aggregate purchase price of $505.5 million (the “Offering Amount”), a number of shares of common stock of SFI (the “Offered Shares”) representing 62.733% to 67.380% of the equity of SFI on the Effective Date as more fully described in the Plan and the offering procedures (“Offering Procedures”) established in the Plan, (iv) an offering (the “Direct Equity Purchase”) to the Backstop Purchasers (as defined below) for an aggregate purchase price of $75 million (the “Direct Purchase Amount”) of a number of shares of common stock of SFI (the “Direct Purchase Shares”) representing 12.410% to 13.329% (depending on whether or not post-petition interest is determined to be payable to holders of the 2016 Notes) of the equity of SFI on the Effective Date, and (v) an offering (the “Additional Equity Purchase”) to certain Backstop Purchasers for an aggregate purchase price of $50 million (the “Additional Purchase Amount”), on the same pricing terms as the Offering, a number of shares of common stock of SFI (the “Additional Purchase Shares”) representing 6.205% to 6.665% (depending on whether or not post-petition interest is determined to be payable to holders of the 2016 Notes) of the equity of SFI on the Effective Date, in the case of clauses (ii), (iii), (iv) and (v) above, on the terms and conditions that are consistent with those set forth in the term sheet attached hereto as Exhibit B (the “Common Stock Term Sheet”).(1)  Each Eligible Holder will receive an offer to participate in the Offering based on its respective Pro Rata Share and will be required to accept such offer by a date to be specified in the Offering Procedures as the “Subscription Expiration Date”.  For purposes of the Offering the term “Pro Rata Share” means (x) the total principal amount of the SFI Notes held by an Eligible Holder divided by (y) the aggregate principal amount of all SFI Notes outstanding as of the Offering Record Date. Each of the Offered Shares, the Additional Purchase Shares, the Direct Purchase Shares and the SFO Shares will be subject to dilution in connection with awards and/or shares of common stock of SFI issued on or after the Effective Date pursuant to the Long-Term Incentive Plan and any shares issued to the Delayed Draw Equity Purchaser.

To provide assurance that the Offering, Direct Equity Purchase and the Additional Equity Purchase will be fully subscribed and the Offering, Direct Equity Purchase and Additional Equity Purchase are consummated in respect of their full amounts, the undersigned (collectively, the “Backstop Purchasers”) hereby commit, severally and not jointly, to backstop the Offering and participate in the Direct Equity Purchase and Additional Equity Purchase, in accordance with the respective percentages with respect to each such commitment set forth on Schedule I of the Common Stock Term Sheet (such commitment percentages being the “Offering Commitment Percentage,” the “Direct Purchase Commitment Percentage” and the “Additional Purchase Commitment Percentage,” respectively).  For the purposes of this Agreement, the “Party Commitment” of each Backstop Purchaser shall mean the aggregate dollar value committed by each Backstop Purchaser as reflected on Schedule I and the “Equity Commitment” shall mean a value equal to the sum of all Party Commitments.  Each Backstop Purchaser has funded the full amount of its Party Commitment (collectively, the “Escrowed Funds”) pursuant to the Escrow Agreement. Subject to satisfaction of certain terms and conditions set forth in the Escrow Agreement, on the Effective Date, the Backstop Purchasers shall cause the escrow agent to

(1) Ranges reflecting the percentage of the equity of SFI allocated to each of the Offering and the Additional Purchase are included in clauses (iii), (iv) and (v) of this sentence because the exact percentage of such equity will be known only at such time as the determination of the final value of the SFO Equity Conversion is made pursuant to the SFO Noteholders Commitment Letter.

(i) fund to the subscription agent (A) the portion of the Offering Amount equal to the value of the new common stock of SFI to be issued in connection with the Offering that are not, or cannot be, subscribed for and purchased prior to the relevant Subscription Expiration Date (the “Backstop Amount”), (B) the Additional Purchase Amount and (C) the Direct Purchase Amount and (ii) immediately distribute to the Backstop Purchasers any remaining portion of the Offering Amount included in the Escrowed Funds in accordance with each Backstop Purchaser’s Offering Commitment Percentage; provided, that pursuant to the Offering Procedures the Backstop Purchasers shall direct the Escrow Agent to distribute a portion of such funds to the subscription agent for the payment of the Offering Subscription Purchase Price for certain Backstop Purchasers.  In the event the Bankruptcy Court denies confirmation of the Plan or the Effective Date does not occur within fifteen (15) days following entry of the Confirmation Order (as defined below), unless otherwise extended by the Supermajority Backstop Purchasers (in each case, the “End Date”), the escrow agent under the Escrow Agreement shall immediately distribute to each Backstop Purchaser such Backstop Purchaser’s Offering Percentage, Additional Purchase Percentage, Direct Purchase Percentage and Delayed Commitment Percentage (as defined below) of the Backstop Amount, the Additional Purchase Amount, the Direct Purchase Amount and any funds relating to the Delayed Equity Draw Commitment (as defined below), as applicable.  For the purposes of this Agreement, “Supermajority Backstop Purchasers” means the Backstop Purchasers that have collectively committed more than sixty-six and two-thirds percent of the Equity Commitment.

In the event the majority of the board of directors of SFI determines, after the Effective Date, to offer to certain Backstop Purchasers $25 million of additional shares of common stock of SFI (the “Delayed Shares” and together with the Offered Shares, the SFO Shares, the Additional Shares and the Direct Purchase Shares, the “New SFI Common Stock”) on the terms and conditions that are consistent with those set forth on the Common Stock Term Sheet (the “Delayed Equity Draw Commitment”), such Backstop Purchasers hereby commit, severally and not jointly, to purchase $25 million (the “Delayed Equity Draw Amount”) of such shares in accordance with the respective percentages associated to the Delayed Equity Draw Commitment set forth on Schedule I of the Common Stock Term Sheet (such commitment percentages being the “Delayed Commitment Percentage”).  The commitment set forth in the immediately preceding sentence shall expire on June 1, 2011.  In exchange for their commitment to participate in the Delayed Equity Draw Commitment, such Backstop Purchasers shall receive, on the Effective Date, shares of common stock of SFI in an amount equal to 0.526% of the equity of SFI on the Effective Date (which shares shall be distributed among the Backstop Purchasers in accordance with their Delayed Commitment Percentages).  The Delayed Equity Draw Commitment shall be effected pursuant to a delayed equity draw commitment letter agreement substantially in the form set forth on Exhibit C (the “Delayed Draw Equity Commitment Agreement”).

In the event that the Debtors enter into an equity financing transaction with parties other than the Backstop Purchasers or do not issue the New SFI Common Stock on the terms set forth in the Plan and the Common Stock Term Sheet, the Debtors shall pay to the Backstop Purchasers an aggregate break up fee equal to 2.5% of the Equity Commitment (the “Break Up Fee”), which fee shall be fully earned upon entry of the Approval Order (as defined below) by the Bankruptcy

Court and shall be payable in full in cash upon the confirmation of any chapter 11 plan of reorganization (other than the Plan) or liquidation with respect of the Debtors.  For the avoidance of doubt, in the event the Break Up Fee is paid by the Debtors, each Backstop Purchaser shall be paid a portion of such fee determined by multiplying the Break Up Fee by a fraction, the numerator of which is such Backstop Purchaser’s Party Commitment and the denominator of which is the Equity Commitment, and, other than the rights of the Backstop Purchasers to receive payment in respect of reasonable and documented fees, expenses, disbursements and charges to the extent contemplated by this Agreement and any applicable break up fee and/or fees, expenses, disbursements and charges payable pursuant to the SFO Noteholders Commitment Letter, if applicable, the receipt of such payment shall be the sole recourse and exclusive remedy of any applicable Backstop Purchaser.

The obligation of the Backstop Purchasers to backstop the Offering and participate in the Direct Equity Purchase and the Additional Equity Purchase is conditioned upon satisfaction of each of the conditions set forth herein and in the Common Stock Term Sheet, including (without limitation) the entry of an order of the Bankruptcy Court, in form and substance satisfactory to the Supermajority Backstop Purchasers, which order shall (without limitation) authorize and approve the transactions contemplated herein and the Common Stock Term Sheet, including (without limitation) the payment of all consideration and fees contemplated herein and therein, and authorize the indemnification provisions set forth in this Agreement, which order shall not be subject to stay (absent the prior written consent of the Supermajority Backstop Purchasers) on or before May 20, 2010 (the “Approval Order”).  Notwithstanding any other provision herein, the Break Up Fee shall not be payable if any non-Debtor party hereto is in breach of its obligations hereunder as of the date on which the Break Up Fee would otherwise be earned or payable unless one or more other Backstop Purchasers have assumed such breaching party’s obligations hereunder.

The obligation of the Backstop Purchasers to backstop the Offering and participate in the Direct Equity Purchase and the Additional Equity Purchase is conditioned upon (a) the funding of the New Financing or the funding of other debt in an aggregate principal amount equal to the New Financing; provided, that the terms and conditions, taken as a whole, of such debt are no less favorable in any material respect to the Debtors than the terms and conditions set forth in the New Financing Documents (as defined below), (b) entry into documentation governing the New TW Loan or alternative financing that is satisfactory in form and substance to the Supermajority Backstop Purchasers (solely to the extent required by the Plan) and (c) entry by the Bankruptcy Court of an order (which order shall be in full force and effect, and shall not have been stayed, vacated, reversed or modified by the Bankruptcy Court or by any other court having jurisdiction to issue any such stay) confirming the Plan (the “Confirmation Order”) on or before May 20, 2010.

Whether or not the transactions contemplated hereby are consummated, subject to the Approval Order, the Debtors shall:  (x) pay within ten (10) days of demand the reasonable and documented fees, expenses, disbursements and charges of the Backstop Purchasers incurred previously or in the future (on or before the Effective Date) relating to the exploration and discussion of the restructuring of the Debtors, alternative financing structures to the Equity

Commitment or to the preparation and negotiation of this Agreement or any necessary definitive documents relating to the terms set forth herein, any debt financing relating to the Plan, the Offering Procedures, the Common Stock Term Sheet, the Disclosure Statement, the Confirmation Order, the Escrow Agreement, the SFO Noteholders Commitment Letter (to the extent such fees, expenses, disbursements and charges are not payable pursuant to the SFO Noteholders Commitment Letter), and any Plan supplemental documents or the certificate of incorporation, bylaws, and other organization documents of SFI as of the Effective Date, which shall be in form and substance acceptable to the Supermajority Backstop Purchasers and consistent with section 1123(a)(6) of the Bankruptcy Code (the “Postconfirmation Organizational Documents”) (including, without limitation, in connection with the enforcement or protection of any rights and remedies under the Postconfirmation Organizational Documents on or prior to the Effective Date) and, in each of the foregoing cases, the proposed documentation and the transactions contemplated thereunder, including, without limitation, the fees and expenses of counsel to the Backstop Purchasers, and the financial advisors to the Backstop Purchasers and the SFI Noteholder Fees and Expenses (as defined in the Plan), which shall include, without limitation, the payment or reimbursement of all amounts due and owing to (1) the SFI Noteholders’ consultants, Kings Leisure Partners, LLC and Dr. Al Weber pursuant that certain consulting agreement dated March 1, 2010, and (2) subject to the last two sentences of this paragraph, Goldman Sachs and UBS under any and all agreements relating to financing for the Debtors in connection with the Plan, and (y) indemnify and hold harmless each of the Backstop Purchasers and their respective general partners, members, managers and equity holders, and the respective officers, employees, affiliates, advisors, agents, attorneys, financial advisors, accountants, consultants of each such entity, and to hold the Backstop Purchasers and such other persons and entities (each an “Indemnified Person”) harmless from and against any and all losses, claims, damages, liabilities and expenses, joint or several, which any such person or entity may incur, have asserted against it or be involved in as a result of or arising out of or in any way related to this Agreement, the matters referred to herein, any debt financing relating to the Plan, the Offering Procedures, the Common Stock Term Sheet, the Disclosure Statement, the Confirmation Order, the Escrow Agreement, the SFO Noteholders Commitment Letter (to the extent such losses, claims, damages, liabilities and expenses are not indemnifiable pursuant to the SFO Noteholders Commitment Letter), and any Plan supplemental documents or the Postconfirmation Organizational Documents, the use of proceeds thereunder or any related transaction or any claim, litigation, investigation or proceeding relating to any of the foregoing, regardless of whether any of such Indemnified Persons is a party thereto, and to reimburse each of such Indemnified Persons upon ten (10) days of demand for any legal or other expenses incurred in connection with any of the foregoing; provided, however, that the foregoing indemnity will not, as to any Indemnified Person, apply to losses, claims, damages, liabilities or related expenses to the extent they have resulted from the willful misconduct or gross negligence of such Indemnified Person.  Notwithstanding any other provision of this Agreement, no Indemnified Person will be liable for any special, indirect, consequential or punitive damages in connection with its activities related to the matters referred to herein, any debt financing relating to the Plan, the Offering Procedures, the Common Stock Term Sheet, the Disclosure Statement, the Confirmation Order, the Escrow Agreement, the SFO Noteholders Commitment Letter, and any Plan supplemental documents or the Postconfirmation Organizational Documents.  The terms set forth in this paragraph survive termination of this Agreement and shall remain in full force and effect.  Notwithstanding the foregoing, to the extent that Six Flags Theme Parks Inc. (“SFTP”) or any affiliate or subsidiary thereof makes payment to Goldman Sachs Lending Partners LLC (“GSLP”) of the “Closing Date Second Lien Arrangement Fee” or the “Signing Arrangement Fee” in each case as defined in, and in the amount contemplated by, the GSLP Fee Letter (as defined below), the aggregate amount of all such fees, expenses, disbursements and charges to be paid to the Backstop Purchasers as contemplated hereby shall be offset and reduced by each such amount so paid to GSLP; provided, however, that in no event shall the amount of any such fees, expenses, disbursements and charges be offset or reduced hereunder by an amount in excess of $5.875 million.  In addition, except as specifically contemplated by the GSLP Fee Letter and the Second Lien Commitment Letter (as defined below), in no event shall any such fees, expenses, disbursement and charges payable to the Backstop Purchasers hereunder include any amounts in respect of GSLP or any affiliate thereof.  As used herein, (i) “GSLP Fee Letter” shall mean the Amended and Restated Fee Letter, dated April 7, 2009, by and among GSLP, SFTP and the “Co-Obligors” thereunder, and (ii) “Second Lien Commitment Letter” shall mean the Amended and Restated Commitment Letter, dated April 7, 2010, by and among GSLP, SFTP and the “Co-Obligors” thereunder.

This Agreement (a) is not assignable by the Debtors without the prior written consent of the Supermajority Backstop Purchasers (and any purported assignment without such consent shall be null and void), and (b) is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto.  Notwithstanding the foregoing and subject to the last paragraph of this Agreement, the Backstop Purchasers may assign all or any portion of their obligations hereunder to another Backstop Purchaser, an affiliate of a Backstop Purchaser or one or more financial institutions or entities with SFI’s prior written consent (not to be unreasonably withheld) (provided, in each case, that such transferee is an Accredited Investor); provided, that upon any such assignment, the obligations of the Backstop Purchasers in respect of such Backstop Purchaser’s allocated portion of the Equity Commitment so assigned shall not terminate.  In the event that any Backstop Purchaser fails to meet its obligations under this Agreement, the non-breaching Backstop Purchasers shall have the right, but not the obligation, to assume such obligations in such manner as they may agree.

This Agreement sets forth the agreement of the Backstop Purchasers to fund the Equity Commitment on the terms described herein and shall be considered withdrawn on April 15, 2010 at 2:00 PM (ET) unless the Backstop Purchasers have received from the Debtors a fully executed counterpart to this Agreement.

The obligations of the Backstop Purchasers under this Agreement shall automatically terminate and all of the obligations of the Debtors (other than the obligations of the Debtors to (i) pay the reimbursable fees and expenses, (ii) satisfy their indemnification obligations and (iii) pay the Break Up Fee, in each case, as set forth herein) shall be of no further force or effect in the event that any of the items set forth below occurs, each of which may be waived in writing by the Supermajority Backstop Purchasers:

•                  the financing obligations under that certain Commitment Letter relating to the First Lien Facilities (as defined therein), dated April 8, 2010 (the “First Lien Commitment Letter”), by and among JPMorgan Chase Bank, N.A. (“JPMCB”), J.P. Morgan Securities Inc. (“JPMSI”), Bank of America, N.A. (“BANA”), Banc of America Securities LLC (“BAS”), Barclays Bank PLC (“BBPLC”), Barclays Capital, the investment banking division of BBPLC (“BC”), Deutsche Bank Trust Company Americas (“DB”), Deutsche Bank Securities Inc. (“DBSI”), GSLP, and SFTP and any related fee letter or, when executed and delivered, the Draft Credit Agreement (as defined in the First Lien Commitment Letter) (collectively, the “New First Lien Financing Documents”) have terminated pursuant to the terms of such New First Lien Financing Documents;

•                  the financing obligations under the Second Lien Commitment Letter and any related fee letter or, when executed and delivered, the Loan Documents (as defined in the Second Lien Commitment Letter) (collectively, the “New Second Lien Financing Documents” and together with the New First Lien Financing Documents, the “New Financing Documents”) have terminated pursuant to the terms of such New Second Lien Financing Documents;

•                  the Bankruptcy Court fails to enter the Approval Order on or before May 20, 2010; or

•                  the Confirmation Order, in form and substance reasonably acceptable to the Supermajority Backstop Purchasers, has not been entered by the Bankruptcy Court on or before May 20, 2010.

THIS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

This Agreement may not be amended or waived except in writing signed by (i) the Supermajority Backstop Purchasers and (ii) the Debtors; provided, that if any such amendment or waiver constitutes an increase to any Backstop Purchaser’s Party Commitment, such amendment or waiver must be executed in writing by such Backstop Purchaser.  This Agreement may be executed in any number of counterparts, each of which will be an original, and all of which, when taken together, will constitute one agreement.  Delivery of an executed counterpart of this Agreement by facsimile or portable document format (PDF) will be effective as delivery of a manually executed counterpart of this Agreement.

This Agreement and the Plan are part of a proposed settlement of matters that could otherwise be the subject of litigation among the parties hereto.  Nothing herein shall be deemed an admission of any kind.  Pursuant to Federal Rule of Evidence 408 and any applicable state rules of evidence, this Agreement and all negotiations relating thereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce the terms of this Agreement.

Notwithstanding anything contained herein, each Backstop Purchaser acknowledges that its decision to enter into this Agreement has been made by such Backstop Purchaser independently of any other Backstop Purchaser. In addition, each Backstop Purchaser represents that it is an Accredited Investor.

This Agreement constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and replaces and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof (including, without limitation, the Equity Commitment Agreement, Original Backstop Commitment Agreement and the Amended and Restated Backstop Commitment Agreement) and shall become effective and binding upon (i) the mutual exchange of fully executed counterparts and (ii) to the extent required under applicable law, the entry of the Approval Order.

The undersigned represent that they have the authority to execute and deliver this Agreement on behalf of their respective affiliate Backstop Purchasers (including any investment advisor clients) listed on Schedule I to the Common Stock Term Sheet.

Execution of this Agreement by a Backstop Purchaser shall be deemed a direction by such Backstop Purchaser to direct The Bank of New York, as indenture trustee, under that indenture (i) dated February 11, 2002 for the 8.875% unsecured notes due 2010; (ii) dated April 16, 2003 for the 9.75% unsecured notes due 2013; (iii) dated December 5, 2003 for the 9.625% unsecured notes due 2014; and (iv) dated November 19, 2004 for the 4.5% convertible unsecured notes due 2015 to, in each case, to the extent permitted under such indenture, (a) engage White & Case LLP, as special counsel, effective as of August 6, 2009, with respect to any and all legal services on behalf of holders of SFI Notes related to the Chapter 11 Cases, (b) engage Bayard, P.A., as local Delaware counsel, effective as of August 6, 2009, with respect to any and all legal services on behalf of holders of SFI Notes related to the Chapter 11 Cases and (c) engage Chanin Capital Partners, L.L.C. pursuant to the terms of the engagement letter dated September 10, 2009.

During the period beginning on the date hereof and ending on the date all obligations hereunder of the Backstop Purchasers terminate, each Backstop Purchaser agrees to (and agrees to cause each of its affiliates and its and their respective representatives, agents and employees to); (i) support the filing, confirmation and consummation of the Plan, the Offering, the SFO Equity Conversion, the Additional Equity Purchase, the Direct Equity Purchase and the Delayed Equity Draw Commitment incorporating the terms and conditions set forth in the Plan, herein and in the Common Stock Term Sheet, including exercising any voting or approval rights in respect of any SFI Notes held by such Backstop Purchaser or its affiliates (and not to withhold, revoke, qualify, modify or withdraw, or cause to be withheld, revoked, qualify, modified or withdrawn, any such approval, consent or vote), to accept the Plan incorporating the terms and conditions set forth therein, herein and in the Common Stock Term Sheet; (ii) not pursue, propose, support, or encourage the pursuit, proposal or support of, any chapter 11 plan or other restructuring or reorganization for, or the liquidation or sale of any assets of, any of the Debtors (directly or indirectly) other than the Plan (collectively, “Alternative Proposals”); (iii) not, nor encourage any other person or entity to, delay, impede, appeal or take any other negative action, directly or indirectly, to interfere with, the acceptance or implementation of the Plan, the Offering, the SFO Equity Conversion, the Additional Equity Purchase, the Direct Equity

Purchase and the Delayed Equity Draw Commitment; (iv) not commence any proceeding or prosecute, join in, or otherwise support any objection to the Plan, the Offering, the SFO Equity Conversion, the Additional Equity Purchase, the Direct Equity Purchase and the Delayed Equity Draw Commitment or take any action that would delay approval, confirmation or consummation of the Plan, the Offering, the SFO Equity Conversion, the Additional Equity Purchase, the Direct Equity Purchase and the Delayed Equity Draw Commitment; (v) support any motion by the Debtors pursuant to section 1121 of the Bankruptcy Code seeking to extend the period during which acceptances may be solicited for the Plan so long as such extension request is consistent with the terms of this Agreement; and (vi) not take any action that is inconsistent with the purposes of this Agreement.  Notwithstanding anything in this Agreement, a Backstop Purchaser’s obligation to, or cause its affiliate to, exercise any voting or approval rights in respect of any SFI Notes held by such Backstop Purchaser or its affiliates is subject to proper solicitation pursuant to sections 1125, 1126 and 1127 of the Bankruptcy Code.

During the period beginning on the date hereof and ending on the date all obligations hereunder of the Backstop Purchasers terminate, each Backstop Purchaser agrees not to (and agrees to cause any applicable affiliate, and direct any applicable custodian or prime broker, not to) sell, transfer, assign, hypothecate, pledge, or otherwise dispose, directly or indirectly (“Transfer”), their right, all or any of its title or interest in its prepetition claims with respect to its SFI Notes (or any option thereon or any right or interest related thereto, including any voting rights associated with such SFI Notes), unless the recipient of such claims (a “Transferee”) agrees in writing (such writing, a “Transferee Acknowledgment”), prior to such Transfer, to assume the obligations of such Backstop Purchaser under the last three paragraphs of this Agreement (including any amendments or modifications to such paragraphs permitted under this Agreement), in its capacity as a Backstop Purchaser; provided, however, that the Subscription Rights are not transferable in accordance with the Offering Procedures.  Upon the execution of the Transferee Acknowledgment, the Transferee shall be deemed to be a party to this Agreement (solely for the purposes of the last three paragraphs of this Agreement) with respect to the transferred SFI Notes.  Any Transfer that does not comply with this paragraph shall be void ab initio.  In the event of a Transfer (other than a Transfer to an affiliate in compliance with this paragraph), the transferor shall, within three (3) business days thereof, provide written notice of such transfer to the Debtors, together with a copy of the Transferee Acknowledgment.  Each Backstop Purchaser agrees not to create any subsidiary, affiliate or other vehicle or device for the purpose of acquiring SFI Notes without first causing such subsidiary, affiliate, vehicle or device to be bound by and subject to this Agreement.  Notwithstanding the forgoing, this paragraph shall not apply to any transfer by any Backstop Purchaser or any affiliate of such Backstop Purchaser of SFI Notes that were acquired by such Backstop Purchaser or affiliate of such Backstop Purchaser as a result of such Backstop Purchaser’s market-making or other trading activities as a broker-dealer in the ordinary course of business. Notwithstanding the foregoing, in no event shall any Transfer affect any of the obligations of a Backstop Purchaser hereunder.

If the foregoing is in accordance with your understanding of our agreement, please sign this letter in the space indicated below and return it to us.

Very truly yours,

[SIGNATURE PAGES TO FOLLOW]

Stark Master Fund Ltd.

By: Stark Offshore Management LLC, its investment manager

By
Name:
Title:

Stark Criterion Master Fund Ltd.

By: Stark Criterion Management LLC, its investment manager

By
Name:
Title:

[COMMITMENT LETTER SIGNATURE PAGE]

Kivu Investment Fund Limited

By
Name:
Title:

CQS Convertible and Quantitative Strategies Master Fund Limited

By
Name:
Title:

CQS Directional Opportunities Master Fund Limited

By
Name:
Title:

[COMMITMENT LETTER SIGNATURE PAGE]

Credit Suisse Securities (USA) LLC

By
Name:
Title:

[COMMITMENT LETTER SIGNATURE PAGE]

Credit Suisse Candlewood Special Situations Master Fund Ltd

By
Name:
Title:

[COMMITMENT LETTER SIGNATURE PAGE]

Capital Ventures International

By: Susquehanna Advisors Group, Inc., its authorized agent

By
Name:
Title:

[COMMITMENT LETTER SIGNATURE PAGE]

Mariner Tricadia Credit Strategies Master Fund Ltd.

By
Name:
Title:

Tricadia Distressed and Special Situations Master Fund Ltd.

By
Name:
Title:

Structured Credit Opportunities Fund II, LP

By
Name:
Title:

[COMMITMENT LETTER SIGNATURE PAGE]

1798 Relative Value Master Fund, Ltd.

By
Name:
Title:

[COMMITMENT LETTER SIGNATURE PAGE]

Altai Capital Master Fund, Ltd.

By: Altai Capital Management, L.P., its investment advisor

By
Name:
Title:

[COMMITMENT LETTER SIGNATURE PAGE]

H Partners, LP

By: H Partners Management LLC, its investment manager

By
Name:
Title:

H Offshore Fund, Ltd.

By: H Partners Management LLC, its investment manager

By
Name:
Title:

[COMMITMENT LETTER SIGNATURE PAGE]

BHCO Master, Ltd.

By
Name:
Title:

BHR Master Fund, Ltd.

By
Name:
Title:

Eternity Ltd.

By
Name:
Title:

[COMMITMENT LETTER SIGNATURE PAGE]

Pentwater Growth Fund Ltd.

By: Pentwater Capital Management LP, its investment manager

By
Name:
Title:

Pentwater Equity Opportunities Master Fund Ltd.

By: Pentwater Capital Management LP, its investment manager

By
Name:
Title:

Oceana Master Fund Ltd.

By: Pentwater Capital Management LP, its investment manager

By
Name:
Title:

LMA SPC (MAP 98 Segregated Portfolio)

By: Pentwater Capital Management LP, its investment manager

By
Name:
Title:

[COMMITMENT LETTER SIGNATURE PAGE]

Fortelus Special Situations Master Fund Ltd.

By
Name:
Title:

[COMMITMENT LETTER SIGNATURE PAGE]

ACCEPTED AND AGREED

THIS        DAY OF

SIX FLAGS, INC.

By
Name: James M. Coughlin
Title: General Counsel

[COMMITMENT LETTER SIGNATURE PAGE]

Exhibit A

Form of SFO Noteholders Commitment Letter

PRIVILEGED & CONFIDENTIAL
F.R.E. 408 SETTLEMENT DISCUSSIONS

April 15, 2010
Six Flags, Inc.
1540 Broadway
New York, NY  10036

Attention:                                         Mr. James Coughlin
General Counsel

Re:          Up to $69.5 Million Common Stock Equity Commitment

Ladies and Gentlemen:

Reference is made in this letter agreement (this “Agreement”) to the chapter 11 bankruptcy cases, lead case no. 09-12019 (the “Chapter 11 Cases”), currently pending before the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), in which Six Flags , Inc. (“SFI”) and certain of its affiliates are debtors and debtors in possession (collectively, the “Debtors”).  Reference is further made to:  (i) that certain Amended Equity Commitment Agreement by and among certain Backstop Purchasers signatory thereto and the Debtors (the “SFI Equity Commitment Agreement”) and (ii) the Debtors’ Modified Fourth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code filed with the Bankruptcy Court on April 1, 2010 (as it may be modified, amended or supplemented from time to time, the “Plan”). On December 18, 2009, the Debtors filed with the Bankruptcy Court a disclosure statement relating to the Plan (as it may be modified or amended from time to time, the “Disclosure Statement”).  Defined terms used, but not defined herein, shall have the respective meanings ascribed thereto in the Plan.

In connection with their respective Equity Commitment pursuant to the SFI Equity Commitment Agreement, the Plan contemplates that H Partners Management LLC (“H”) and Bay Harbour Management LC (“Bay” and together with H, the “SFO Parties”), in their capacity as SFO Noteholders, shall, in accordance with the Plan, and upon the Effective Date, (i) assign to SFI a certain portion of their prepetition claims with respect to the 2016 Notes, equal in value to $19.5 million, in exchange for a number of shares of common stock of SFI on the same pricing terms as the Offered Shares and representing 2.599% of the equity of SFI on the Effective Date (the “Base Commitment”) in full satisfaction of their claims arising under their Converted 2016 Notes and (ii) in the event the Bankruptcy Court determines that the holders of 2016 Notes are entitled to interest accruing after June 13, 2009, assign to SFI an additional portion of such claims, in an amount equal to such post petition interest so awarded (but not exceeding $50 million), in exchange for a number of shares of common stock of SFI on the same pricing terms as the Offered Shares (the “Post-Petition Commitment” and, together with the Base Commitment, the “SFO Parties Commitment”).  In the event the full Post-Petition Commitment is assigned, the SFO Parties Commitment shall be assigned in exchange for a number of shares of common stock of SFI equal to 8.625% of the equity of SFI on the Effective Date.  All shares of common stock of SFI issued to the SFO Parties will be subject to dilution in connection with awards and/or shares of common stock of SFI issued on or after the Effective Date pursuant to the Long-Term Incentive Plan and any shares issued to the Delayed Draw Equity Purchaser.  The

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shares of common stock of SFI issued pursuant to the SFO Parties Commitment shall be issued pursuant to the terms of the Common Stock Term Sheet attached to the SFI Equity Commitment Agreement. SFI shall subsequently contribute to SFO for cancellation and extinguishment claims against SFO arising under those 2016 Notes assigned to SFI by the SFO Parties in connection with the SFO Parties Commitment.

To provide assurance that the SFO Parties Commitment shall be fulfilled, subject to the terms and conditions of this Agreement, the SFO Parties hereby commit, severally and not jointly, to participate in the SFO Parties Commitment through the conversion of 2016 Notes claim amounts on a pro rata basis, in accordance with the respective percentages (each an “SFO Commitment Percentage”) set forth on Schedule I hereto.  For further clarity, the SFO Parties Commitment shall not be funded in cash. Each SFO Party represents that it is an Accredited Investor.

The obligation of the SFO Parties to fund the SFO Commitment is conditioned upon satisfaction of each of the conditions set forth in the SFI Equity Commitment Agreement and the Common Stock Term Sheet.

In the event that the Debtors enter into an equity financing transaction with parties other than the SFO Parties and Backstop Purchasers or do not issue the New SFI Common Stock on the terms set forth in the Common Stock Term Sheet, the Debtors shall pay to the SFO Parties an aggregate break up fee equal to 2.5% of the SFO Parties Commitment (the “Break Up Fee”), which fee shall be fully earned upon entry of the Approval Order by the Bankruptcy Court and shall be payable in full in cash upon the confirmation of any chapter 11 plan of reorganization (other than the Plan) or liquidation with respect to the Debtors.  For the avoidance of doubt, in the event the Break Up Fee is paid by the Debtors, each SFO Party shall be paid a portion of such fee equal to its SFO Commitment Percentage, and, other than the rights of the SFO Parties to receive payment in respect of reasonable and documented fees, expenses, disbursements and charges to the extent contemplated by this Agreement and any applicable break up fee and/or fees, expenses, disbursements and charges payable pursuant to the SFI Equity Commitment Agreement, if applicable, the receipt of such payment shall be the sole recourse and exclusive remedy of any applicable SFO Party.

Whether or not the transactions contemplated hereby are consummated, subject to the Approval Order, the Debtors shall: (x) pay within ten (10) days of demand the reasonable and documented fees, expenses, disbursements and charges of the SFO Parties incurred previously or in the future (on or before the Effective Date) relating to the SFO Parties Commitment, or to the preparation and negotiation of this Agreement or any necessary definitive documents relating to the terms set forth herein and any proposed documentation and the transactions contemplated hereunder, including, without limitation, the fees and expenses of counsel to the SFO Parties, and the financial advisors to the SFO Parties and (y) indemnify and hold harmless each of the SFO Parties and their respective general partners, members, managers and equity holders, and the respective officers, employees, affiliates, advisors, agents, attorneys, financial advisors, accountants, consultants of each such entity, and to hold the SFO Parties and such other persons and entities (each an “Indemnified Person”) harmless from and against any and all losses, claims, damages, liabilities and expenses, joint or several, which any such person or entity may incur,

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have asserted against it or be involved in as a result of or arising out of or in any way related to this Agreement, the matters referred to herein, and the use of proceeds hereunder or any related transaction or any claim, litigation, investigation or proceeding relating to any of the foregoing, regardless of whether any of such Indemnified Persons is a party thereto, and to reimburse each of such Indemnified Persons upon ten (10) days of demand for any legal or other expenses incurred in connection with any of the foregoing; provided, however, that the foregoing indemnity will not, as to any Indemnified Person, apply to losses, claims, damages, liabilities or related expenses to the extent they have resulted from the willful misconduct or gross negligence of such Indemnified Person.  Notwithstanding any other provision of this Agreement, no Indemnified Person will be liable for any special, indirect, consequential or punitive damages in connection with its activities related to the matters referred to herein.  The terms set forth in this paragraph survive termination of this Agreement.

This Agreement (a) is not assignable by the Debtors without the prior written consent of the SFO Parties (and any purported assignment without such consent shall be null and void), and (b) is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto.  The SFO Parties shall not sell or transfer any of its 2016 Notes that are subject to the SFO Commitment and may not assign all or any portion of its obligations hereunder to any other party.

This Agreement sets forth the agreement of the SFO Parties to fund the SFO Parties Commitment on the terms described herein and shall be considered withdrawn on April 15, 2010 at 2:00 PM (ET) unless the SFO Parties have received from the Debtors a fully executed counterpart to this Agreement.

The obligations of the SFO Parties under this Agreement shall automatically terminate upon the termination of the SFI Equity Commitment Agreement in accordance with its terms.  Such termination shall not affect the obligations of the Debtors hereunder in any way, which obligations shall survive such termination.

THIS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

This Agreement may not be amended or waived except in writing signed by H, Bay and, the Debtors.  This Agreement may be executed in any number of counterparts, each of which will be an original, and all of which, when taken together, will constitute one agreement.  Delivery of an executed counterpart of this Agreement by facsimile or portable document format (PDF) will be effective as delivery of a manually executed counterpart of this Agreement.

This Agreement and the Plan are part of a proposed settlement of matters that could otherwise be the subject of litigation among the parties hereto.  Nothing herein shall be deemed an admission of any kind.  Pursuant to Federal Rule of Evidence 408 and any applicable state rules of evidence, this Agreement and all negotiations relating thereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce the terms of this Agreement.

This Agreement constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and replaces and supersedes all prior agreements and

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understandings, both written and oral, among the parties hereto with respect to the subject matter hereof and shall become effective and binding upon (i) the mutual exchange of fully executed counterparts and (ii) to the extent required under applicable law, the entry of the Approval Order.

During the period beginning on the date hereof and ending on the date all obligations hereunder of the Backstop Purchasers terminate, each SFO Party agrees to (and agrees to cause each of its affiliates and its and their respective representatives, agents and employees to); (i) support the filing, confirmation and consummation of the SFO Parties Commitment, the Plan, the Offering, the Additional Equity Purchase, the Delayed Equity Draw Commitment and the Direct Equity Purchase incorporating the terms and conditions set forth in the Plan, herein and in the Common Stock Term Sheet, including exercising any voting or approval rights in respect of any 2016 Notes held by such SFO Party or its affiliates (and not to withhold, revoke, qualify, modify or withdraw, or cause to be withheld, revoked, qualify, modified or withdrawn, any such approval, consent or vote), to accept the Plan incorporating the terms and conditions set forth therein, herein, in the SFI Equity Commitment Agreement and in the Common Stock Term Sheet; (ii) not pursue, propose, support, or encourage the pursuit, proposal or support of, any chapter 11 plan or other restructuring or reorganization for, or the liquidation or sale of any assets of, any of the Debtors (directly or indirectly) other than the Plan (collectively, “Alternative Proposals”); (iii) not, nor encourage any other person or entity to, delay, impede, appeal or take any other negative action, directly or indirectly, to interfere with, the acceptance or implementation of the Plan, the Offering, the Additional Equity Purchase, the Delayed Equity Draw Commitment, the SFO Parties Commitment and the Direct Equity Purchase; (iv) not commence any proceeding or prosecute, join in, or otherwise support any objection to the Plan, the Offering, the Additional Equity Purchase, the Delayed Equity Draw Commitment, the SFO Parties Commitment and the Direct Equity Purchase or take any action that would delay approval, confirmation or consummation of the Plan, the Offering, the Additional Equity Purchase, the Delayed Equity Draw Commitment, the SFO Parties Commitment and the Direct Equity Purchase; (v) support any motion by the Debtors pursuant to section 1121 of the Bankruptcy Code seeking to extend the period during which acceptances may be solicited for the Plan so long as such extension request is consistent with the terms of this Agreement; and (vi) not take any action that is inconsistent with the purposes of this Agreement.  Notwithstanding anything in this Agreement, a SFO Party’s obligation to, or cause its affiliate to, exercise any voting or approval rights in respect of any 2016 Notes held by such SFO Party or its affiliates is subject to proper solicitation pursuant to sections 1125, 1126 and 1127 of the Bankruptcy Code.

If the foregoing is in accordance with your understanding of our agreement, please sign this letter in the space indicated below and return it to us.

Very truly yours,

[SIGNATURE PAGES TO FOLLOW]

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H Partners Management LLC

By
Name:
Title:

[SFO PARTIES COMMITMENT LETTER SIGNATURE PAGE]

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Bay Harbour Management LC

By
Name:
Title:

[SFO PARTIES COMMITMENT LETTER SIGNATURE PAGE]

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ACCEPTED AND AGREED

THIS        DAY OF

SIX FLAGS, INC.

By
Name: James M. Coughlin
Title: General Counsel

[SFO PARTIES COMMITMENT LETTER SIGNATURE PAGE]

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Schedule I

H Partners Management LLC                             70.59%

Bay Harbour Management LC                           29.41%

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Exhibit B

Common Stock Term Sheet

PRIVILEGED & CONFIDENTIAL
F.R.E. 408 SETTLEMENT DISCUSSIONS

EXHIBIT B

SIX FLAGS, INC.

COMMON STOCK TERM SHEET

The following summary of principal terms (this “Common Stock Term Sheet”) provides an outline of proposed common stock offerings by the Issuer identified below in connection with and upon the emergence of the Issuer and its affiliates (collectively, the “Debtors”) from chapter 11 proceedings pursuant to the Plan, the terms of which are described in more detail in the Amended Equity Commitment Agreement to which this Common Stock Term Sheet is attached.  The actual terms and conditions upon which any purchaser might purchase the Offered Shares, the SFO Shares, the Direct Purchase Shares, the Additional Purchase Shares and the Delayed Shares (each, as defined below) are subject to execution and delivery of definitive legal documentation, by all required parties and such other terms and conditions as are determined by the parties.  Unless otherwise defined herein, each capitalized term used in this Common Stock Term Sheet shall have the same meaning ascribed to such term in the Amended Equity Commitment Agreement.  For the purposes of this Common Stock Term Sheet, the term “New SFI Common Stock” shall include the Offered Shares, the SFO Shares, the Direct Purchase Shares, the Additional Purchase Shares and the Delayed Shares.

Issuer:	Six Flags, Inc. (“SFI”)

Offering:

For an aggregate purchase price of $505,500,000, a number of shares of common stock of SFI (the “Offered Shares”) representing 62.733% to 67.380% (to be determined upon the final value of the SFO Noteholder Commitment) of the equity of SFI on the Effective Date will be offered on a limited basis and as provided in the Offering Procedures (the “Offering”) (i) to each Eligible Holder its Pro Rata Share and (ii) to the extent less than all of the Offered Shares are sold and issued to the accepting Eligible Holders, to the entities which agree to backstop the Offering pursuant to the Amended Equity Commitment Agreement, the initial list of which is set forth on Schedule I hereto (the parties listed on Schedule I, the “Backstop Purchasers”) in accordance with the respective Offering Commitment Percentages and dollar amounts set forth on such schedule. For the avoidance of doubt, a Backstop Purchaser shall be entitled to participate in the Offering in its capacity as an Eligible Holder.

On the terms and subject to the conditions set forth in the Amended Equity Commitment Agreement, each Backstop Purchaser will severally commit to purchase its respective Offering Commitment Percentage of Offered Shares (as more fully described in the Amended Equity Commitment

Agreement). Subject to the terms and conditions of the Amended Equity Commitment Agreement, the rights to subscribe for the purchase of the Offered Shares shall be nontransferable. The Offering will only be made to accredited investors in a fashion that will be exempt from registration pursuant to Section 4(2) and/or Regulation D under the Securities Act of 1933, as amended (the “1933 Act”).

Direct Equity Purchase:

On the Effective Date, for an aggregate purchase price of $75,000,000, a number of shares of common stock of SFI (the “Direct Purchase Shares”) representing between 12.410% to 13.329% (to be determined based on the final value of the SFO Noteholder Commitment) will be sold to the Backstop Purchasers and each Backstop Purchaser has committed, severally and not jointly, to purchase such shares in accordance with its respective Direct Purchase Commitment Percentage (as more fully described in the Amended Equity Commitment Agreement) (the “Direct Equity Purchase”). Subject to the terms and conditions of the Amended Equity Commitment Agreement, the rights to subscribe for the purchase of the Direct Purchase Shares shall be nontransferable. The Direct Equity Purchase shall close concurrently with the closing of the Offering and with the issuance of any other equity securities to be issued to the holders of SFI Notes under the Plan.

Additional Equity Purchase:

On the Effective Date, for an aggregate purchase price of $50,000,000 a number of shares of common stock of SFI (the “Additional Purchase Shares”) on the same pricing terms as the Offered Shares and representing 6.205% to 6.665% will be offered to certain Backstop Purchasers and each such Backstop Purchaser has committed, severally and not jointly, to purchase such shares in accordance with its respective Additional Purchase Commitment Percentage (as more fully described in the Amended Equity Commitment Agreement) (the “Additional Equity Purchase”). Subject to the terms and conditions of the Amended Equity Commitment Agreement, the rights to subscribe for the purchase of the Direct Purchase Shares shall be nontransferable. The Direct Equity Purchase shall close concurrently with the closing of the Offering and with the issuance of any other equity securities to be issued to the holders of SFI Notes under the Plan.

SFO Equity Conversion:	On the Effective Date H Partners Management LLC (“H”)

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and Bay Harbour Management LC (“Bay”) shall (i) assign to SFI a certain portion of their prepetition claims with respect to the 2016 Notes they hold, equal to $19.5 million, in exchange for a number of shares of common stock of SFI (the “Base Shares”) on the same pricing terms as the Offered Shares and representing 2.599% (the “Base Commitment”) and (ii) in the event the Bankruptcy Court determines that the holders of SFO Notes are entitled to interest accruing after June 13, 2009, assign to SFI an additional portion of such prepetition claims, in an amount equal to such post-petition interest so awarded (but not exceeding $50 million) in exchange for a number of shares of common stock of SFI (the “Post-Petition Shares and together with the Base Shares, the “SFO Shares”) on the same pricing terms as the Offered Shares (the “Post-Petition Commitment” and together with the Base Commitment, the “SFO Noteholders Commitment”) (as more fully described in that certain commitment letter by H and Bay entered into as of the date hereof (the “SFO Noteholders Commitment Letter”)). In the event the full Post-Petition Commitment is assigned, the SFO Parties Commitment shall be assigned in exchange for a number of shares of common stock of SFI equal to 8.625% of the equity of SFI on the Effective Date. SFI shall subsequently contribute to SFO for cancellation and extinguishment claims against SFO arising under those 2016 Notes assigned to SFI by the SFO Parties in connection with the SFO Parties Commitment.

Delayed Equity Draw Commitment:

On a date following the Effective Date, a majority of the board of directors of SFI may determine to offer to certain Backstop Purchasers $25 million of additional shares of common stock of SFI (the “Delayed Shares”), on the same pricing terms as the Offered Shares (the “Delayed Equity Draw Commitment”) and such Backstop Purchasers have committed, severally and not jointly, to purchase such shares in accordance with its respective Delayed Commitment Percentage (as more fully described in the Amended Equity Commitment Agreement).

The commitment set forth in the immediately preceding sentence shall expire on June 1, 2011.

In exchange for their commitment to participate in the Delayed Equity Draw Commitment, the Backstop Purchasers shall receive, on the Effective Date, shares of common stock of SFI in an amount equal to 0.526% of the

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equity of SFI on the Effective Date (which shares shall be distributed among the Backstop Purchasers in accordance with their Delayed Commitment Percentages).

Dividends:	Each share of New SFI Common Stock shall be entitled to receive dividends when, as, if and in the amount declared and paid by SFI’s board of directors.

Use of Proceeds:	Proceeds of the New SFI Common Stock shall be used to make payments required to be made on and after the Effective Date under the Plan.

Registration Rights:

SFI will use its best efforts to maintain its status as a reporting company. Subject to meeting applicable listing standards, SFI will seek to list all of the common stock it issues on the Effective Date for trading on a national securities exchange as soon as reasonably practicable following SFI’s emergence from chapter 11 proceedings.

The Backstop Purchasers and Debtors shall enter a registration rights agreement (the “Registration Rights Agreement”) which shall be in form and substance satisfactory to the Supermajority Backstop Purchasers and shall include the foregoing terms and provisions for an agreed upon number of underwritten offerings, piggyback rights, the payment of customary registration expenses by the Issuer and customary indemnification provisions.

Conditions Precedent to the Purchase of Offered Shares, SFO Shares and Direct Purchase Shares:

•              The obligation of the Backstop Purchasers to purchase any Offered Shares, the Additional Purchase Shares or Direct Purchase Shares will be conditioned upon satisfaction of each of the following; provided, that each of the following conditions may be waived in writing by the Supermajority Backstop Purchasers:

•              the funding of the New Financing, as contemplated by and subject to the Amended Equity Commitment Agreement;

•              The Postconfirmation Organizational Documents shall be in form and substance acceptable to the Supermajority Backstop Purchasers;

•              The Registration Rights Agreement shall be in form and substance acceptable to the Supermajority Backstop Purchasers;

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•              Except as otherwise provided, the Plan, the Confirmation Order and any Plan supplemental documents, including, but not limited to, the Amended Equity Commitment Agreement, the SFO Noteholders Commitment Letter and the Delayed Draw Equity Commitment Agreement (collectively, the “Plan Documents”) shall be in form and substance reasonably acceptable to the Supermajority Backstop Purchasers;

•              All motions and other documents to be filed with the Bankruptcy Court in connection with the offer and sale of the New SFI Common Stock, and payment of the fees contemplated under the Plan, the Amended Equity Commitment Agreement, the SFO Noteholders Commitment Letter, the Term Sheets and the Offering Procedures shall be in form and substance satisfactory to the Supermajority Backstop Purchasers;

•              All motions and other documents to be filed with the Bankruptcy Court in connection with the approval of the Postconfirmation Organizational Documents shall be in form and substance satisfactory to the Supermajority Backstop Purchasers;

•              All reasonable out-of-pocket fees and expenses (including reasonable fees and expenses of counsel and the fees and expenses of financial advisors) relating to the New Financing or required to be paid to the Backstop Purchasers under the Plan and/or the Amended Equity Commitment Agreement have been paid;

•              The Bankruptcy Court shall have entered an Approval Order, in form and substance acceptable to the Supermajority Backstop Purchasers, which order shall (without limitation) authorize and approve the transactions contemplated in the Amended Equity Commitment Agreement and herein, including (without limitation) the payment of all consideration and fees contemplated under the Amended Equity Commitment Agreement, and authorize the indemnification provisions set forth in the Amended Equity Commitment Agreement, which order shall be in full force and effect and shall not have been reversed, vacated or stayed and shall not have been amended, supplemented or otherwise modified without the prior written consent of the Supermajority Backstop Purchasers;

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•              Any and all governmental and third party consents and approvals necessary in connection with the offer and sale of the Offered Shares, the Direct Purchase Shares, the Additional Purchase Shares and the SFO Shares the execution and filing, where applicable, of the Postconfirmation Organizational Documents and the transactions contemplated hereby and thereby shall have been obtained and shall remain in effect;

•              Any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any waiting periods under other antitrust laws in connection with the offer and sale of the Offered Shares, the Direct Purchase Shares, the Additional Purchase Shares and the SFO Shares and any other transactions contemplated by the Plan shall have expired or been terminated;

•              The documents governing the New TW Loan (as such term is defined in the Plan) shall be in form and substance acceptable to the Supermajority Backstop Purchasers (solely to the extent required by the Plan); and

•              The Plan shall have become, or simultaneously with the issuance of the Offered Shares, Direct Purchase Shares, the Additional Purchase Shares and SFO Shares will become, effective.

Expenses:	The Debtors shall pay the reasonable and documented fees, expenses, disbursements and charges of the Backstop Purchasers to the extent provided in the Amended Equity Commitment Agreement.

Governing Law:	State of Delaware.

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Exhibit C

Form of Delayed Draw Equity Commitment Agreement

DELAYED DRAW EQUITY COMMITMENT AGREEMENT

This DELAYED DRAW EQUITY COMMITMENT AGREEMENT (as the same may be amended or otherwise modified from time to time pursuant hereto, this “Agreement”) is dated as of April 15, 2010, by and among (i) Six Flags, Inc., a Delaware corporation (the “Issuer”), (ii) Pentwater Growth Fund Ltd., a Cayman Islands company, (iii) Pentwater Equity Opportunities Master Fund Ltd., a Cayman Islands company, (iv) Oceana Master Fund Ltd., a Cayman Islands company, and (v) LMA SPC a Cayman Islands company, for and on behalf of the MAP98 Segregated Portfolio (the parties set forth in clauses (ii) through (v) collectively being referred to herein as, the “Holders”).

W I T N E S S E T H:

WHEREAS, in connection with the chapter 11 bankruptcy cases, lead case no. 09-12019 (“Chapter 11 Cases”) before the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), in which Six Flags, Inc. and certain of its affiliates are debtors and debtors in possession (collectively, the “Debtors”) the Issuer entered into that certain Amended and Restated Equity Commitment Agreement by and among the Issuer, certain backstop purchasers (the “Backstop Purchasers”) signatory thereto and the Debtors (the “SFI Equity Commitment Agreement”);

WHEREAS, in connection with the Chapter 11 Cases and a chapter 11 plan of reorganization was filed with the Bankruptcy Court pursuant to the terms and conditions set forth in the SFI Equity Commitment Agreement and the term sheets attached thereto (as modified, amended or supplemented from time to time, the “Plan”); and

WHEREAS, in connection with the Plan, the Issuer and the Holders mutually desire to enter into this Agreement, pursuant to which the Issuer shall, upon the terms and conditions set forth herein, have the option to sell shares of Common Stock (as defined below) to the Holders.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

1.             Defined Terms.  Capitalized terms used in this Agreement and not otherwise defined herein shall have the following meanings:

“Affiliate” means, when used with reference to a specified Person, any Person that directly or indirectly controls or is controlled by or is under common control with the specified Person.  As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) means the possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities, by contract or otherwise).

“Bankruptcy Event” shall mean: (x) the commencement by Issuer of a voluntary case concerning itself under Title 11 of the United States Code entitled “Bankruptcy,” as now or hereafter in effect, or any successor thereto; or (y) the commencement of an involuntary case against Issuer or any of its subsidiaries, in which the petition relating to such involuntary case is not controverted within ten (10) days, or is not dismissed within forty-five (45) days after the filing thereof.

“Board of Directors” means the board of directors of the Issuer.

“Business Day” means any day (other than a day which is a Saturday, a Sunday or a day on which banks in New York City are authorized or required by law to be closed).

“Common Stock” means the common stock of the Issuer.

“Delayed Draw Exercise Period” means the period commencing on the Effective Date and ending on the earlier to occur of (x) June 1, 2011 or (y) the date on which a Bankruptcy Event shall have occurred.

“Effective Date” means the effective date of the Plan.

“Offering” has the meaning set forth in the SFI Equity Commitment Agreement.

“Original Share Price” means an amount equal to (x) $505,500,000 divided by (y) a number equal to the number of shares issued by the Issuer pursuant to the Offering.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a bank, a trust company, a land trust, a business trust, a governmental entity or any department, agency or political subdivision thereof or any other entity or organization, whether or not it is a legal entity.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association, or other business entity of which (a) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof or (b) if a limited liability company, partnership, association, or other business entity (other than a corporation), a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof and for this purpose, a Person or Persons own a majority ownership interest in such a business entity (other than a corporation) if such Person or Persons shall be allocated a majority of such business entity’s gains or losses or shall be a, or control any, managing director or general partner of such business entity (other than a corporation).  The term “Subsidiary” shall include all Subsidiaries of such Subsidiary.

2.             Delayed Draw.  At any time during the Delayed Draw Exercise Period, the Issuer, if so authorized by a majority of the Board of Directors, shall have the right, by delivering

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written notice (the “Delayed Draw Notice”) to the Holders, to require the Holders to purchase $25 million of Common Stock (the “Delayed Draw Shares”) at a purchase price for each Delayed Draw Share equal to the Original Share Price. The aggregate purchase price for the Delayed Draw Shares shall be allocated as follows: (i) the aggregate purchase price for the Delayed Draw Shares to be purchased by Pentwater Growth Fund Ltd. shall be $5,172,413.79; (ii) the aggregate purchase price for the Delayed Draw Shares to be purchased by Pentwater Equity Opportunities Master Fund Ltd. shall be $8,836,206.90; (iii) the aggregate purchase price for the Delayed Draw Shares to be purchased by Oceana Master Fund Ltd. shall be $8,405,172.41; and (iv) the aggregate purchase price for the Delayed Draw Shares to be purchased by LMA SPC for and on behalf of the MAP98 Segregated Portfolio shall be $2,586,206.90.  For the avoidance of doubt, the aggregate purchase price for all of the Delayed Draw Shares to be purchased by all of the Holders (the “Aggregate Delayed Draw Purchase Price”) shall be $25 million. Each Holder understands and agrees that the percentage of the Issuer’s issued and outstanding Common Stock represented by the Delayed Draw Shares will be subject to dilution with respect to any shares of Common Stock issued from and after the Effective  Date (including, but not limited to any awards granted pursuant to the Long-Term Incentive Plan (as defined in the Plan)).

3.             Closing.  The closing of the purchase of the Delayed Draw Shares by the Holders (the “Delayed Draw Closing”) shall occur on a date as shall be mutually agreed by the Issuer and the Holders; provided, that such date (the “Delayed Draw Closing Date”) shall not be later than fourteen (14) calendar days after the Holders’ receipt of the Delayed Draw Notice.  The Delayed Draw Closing shall take place at the offices of White & Case LLP, 1155 Avenue of the Americas, New York, New York, 10036-2787, at 10:00 a.m. or at such other place, and at such other time as the Issuer and the Holders may mutually agree.  At the Delayed Draw Closing: (a) the Issuer shall deliver to each of the Holders (i) all of the Delayed Draw Shares by delivery of one or more valid and fully executed stock certificates of the Issuer evidencing the Delayed Draw Shares and (ii) a duly executed counterpart (signed by the Issuer) of the Subscription Agreement in substantially the form attached hereto as Exhibit A (the “Subscription Agreement”); and (b) each of the Holders shall deliver to the Issuer (i) the Aggregate Delayed Draw Purchase Price by wire transfer of immediately available funds to the account or accounts identified in writing by the Issuer at least two (2) Business Days prior to the Delayed Draw Closing Date and (ii) a duly executed counterpart (signed by the Holders) of the Subscription Agreement.

4.             Effectiveness.  The Issuer and each of the Holders acknowledge and agree that, this Agreement shall not become effective, and shall not be binding on any party hereto, until such time as: (i) the Issuer shall have delivered to each of the Holders a duly executed counterpart (signed by the Issuer) of this Agreement; and (ii) the Effective Date shall have occurred.

5.             Entire Agreement.  This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein and supersedes all prior agreements and understandings, oral and written, with respect thereto.

6.             Amendment and Waiver.  Any term, covenant, agreement or condition in this Agreement may be amended, or compliance therewith may be waived (either generally or in

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a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and each of the Holders.  The waiver or consent in respect of any term or condition of this Agreement shall not be deemed to be a waiver or modification in respect of any other term or condition contained in this Agreement.

7.             Governing Law; Jurisdiction and Venue.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  FOR ALL ACTIONS, SUITS AND PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY (I) CONSENT TO THE PERSONAL JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK LOCATED IN THE CITY OF NEW YORK OR, IN ABSENCE OF JURISDICTION, THE SUPREME COURT OF NEW YORK LOCATED IN THE CITY OF NEW YORK AND (II)  WAIVE ANY DEFENSE OR OBJECTION TO PROCEEDING IN SUCH COURT, INCLUDING THOSE OBJECTIONS AND DEFENSES BASED ON AN ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE AND  FORUM NON-CONVENIENS.

8.             Notices.  All notices, consents, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered in person or mailed, certified or registered mail with postage prepaid, or sent by facsimile or email (upon confirmation of receipt), as follows:

If to the Issuer:

Six Flags, Inc.
1540 Broadway
15th Floor
New York, NY 10036
Telephone: (212) 652-9403
Fax: (212) 354-3089
Email: jCoughli@sftp.com
Attention: General Counsel

with copy to:

Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, New York 10022
Telephone: (212) 318-6000
Facsimile: (212) 230-7834
Attn:	William F. Schwitter
Luke P. Iovine, III

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If to any Holder:

c/o Pentwater Capital Management LP
227 W. Monroe St., Suite 4000
Telephone: 312-589-6428
Fax: 312-589-6499
Email: dmurphy@pwcm.com
Chicago, IL 60606
Attention:	Dan Murphy
Neal Nenadovic

with copy to:

White & Case LLP
Wachovia Financial Center
200 South Biscayne Boulevard, Suite 4900
Miami, Florida 33131
Telephone: (305) 371-2700
Facsimile: (305) 358-5744
Attention:	Thomas E. Lauria
John K. Cunningham

or to such other Person or address as any party hereto shall specify by notice in writing in accordance with this Section 8 to the other parties hereto. All such notices, requests, demands, waivers and communications shall be deemed to have been received on the date of delivery unless if mailed, in which case on the third (3rd) Business Day after the mailing thereof, except for a notice of a change of address, which shall be effective only upon receipt thereof.

9.             Enforcement.  The parties hereto acknowledge and agree that if any of the provisions of this Agreement were not performed by any party hereto or its Affiliates in accordance with the terms hereof, the other parties shall not have an adequate remedy at law for any such breach and that such other party shall be entitled to specific performance of the terms hereof (without any requirement for the securing or posting of any bond in connection therewith), in addition to any other remedy at law or in equity.  In the event that any action shall be brought by a party hereto in equity to enforce the provisions of this Agreement, no party hereto shall (and each party hereto shall cause each of its Affiliates not to) allege, and hereby waives (and each party hereto shall cause each of its Affiliates to waive) the defense, that there is an adequate remedy at law available to such party.

10.           Binding Effect; Benefit; Assignment.  This Agreement shall inure to the sole benefit of and be binding upon the parties hereto and nothing herein express or implied shall give or be construed to give any other Person any benefit or legal or equitable rights hereunder.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the either party hereto without the prior written consent of the other party hereto; provided, that any Holder may assign its rights under this Agreement at any time to a Subsidiary or any Affiliate of such Holder; provided further, that after giving effect to such assignment,

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such Holder shall remain responsible for its obligations under this Agreement.  Any attempted assignment in violation of this Section 10 shall be void.

11.           Modification and Severability.  The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of any other provision hereof.  To the fullest extent permitted by law, if any provision of this Agreement, or the application thereof to any Person or circumstance, is invalid or unenforceable (a) a suitable and equitable provision will be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons, entities or circumstances will not be affected by such invalidity or unenforceability.

12.           Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument. Signed counterparts of this Agreement may be delivered by facsimile and by scanned .pdf image, each of which shall have the same force and effect as an original signed counterpart; provided, that, after a request by any party hereto for such original signed counterpart, each party hereto uses commercially reasonable efforts to deliver to each other party hereto original signed counterparts as soon as possible thereafter.

13.           Headings.  The headings of the Sections of this Agreement are for convenience of reference only and shall not, for any purpose, be deemed a part of this Agreement.

*     *     *

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

Six Flags, Inc.

By
Name:
Title:

Pentwater Growth Fund Ltd.

By: Pentwater Capital Management LP, its investment manager

By
Name:
Title:

Pentwater Equity Opportunities Master Fund Ltd.

By: Pentwater Capital Management LP, its investment manager

By
Name:
Title:

Oceana Master Fund Ltd.

By: Pentwater Capital Management LP, its investment manager

By
Name:
Title:

LMA SPC on behalf of MAP 98 Segregated Portfolio

By: Pentwater Capital Management LP, its investment manager

By
Name:
Title:

Exhibit A

Form of Subscription Agreement